UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2004

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                            MEXCO ENERGY CORPORATION
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             (Exact Name of Registrant as specified in its charter)

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         COLORADO                     0-6694                  84-0627918
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(State or other jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)           File Number)           Identification No.)



                   214 W. TEXAS, SUITE 1101, MIDLAND, TX 79701
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               (Address of Principal Executive Offices)(Zip Code)

         Registrant's telephone number, including area code 432-682-1119
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Stock Repurchase

     On October 22, 2004, Mexco Energy Corporation purchased 3,000 shares of its common capital stock, par value $0.50 per share, in a private transaction for an aggregate amount of $16,650.00, or $5.55 per share. The stock was repurchased using the Company's operating cash flow. This purchase is part of an ongoing repurchase plan approved by the Board of Directors, which authorizes the Company to repurchase its stock up to an aggregate purchase amount of $250,000. The repurchased shares will be held in the treasury account. The Company currently holds 30,525 shares of its common capital stock in the treasury account.

      Copy of the news release is filed as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (A) Financial Statements of Businesses Acquired: None

      (B) Pro Forma Financial Information: None

      (C) Exhibits:
          Exhibits 99.1: Press Release


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEXCO ENERGY CORPORATION


Date: October 27, 2004

                                By: /s/ Tammy L. McComic
                                    --------------------------------
                                    Vice President, Treasurer and
                                    Chief Financial Officer